United States Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 25, 2019

Date of Report

Gulf & Orient Steamship Company, Ltd.

(Exact name of Registrant as specified in its Charter)

Colorado	000-52036	84-1344320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2560 Greensboro Drive

Reno, NV 89509

(Address of Principal Executive Offices)

(775) 224-4700

(Registrant’s Telephone Number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

JUMPSTART OUR BUSINESS STARTUPS ACT DISCLOSURE

We qualify as an “emerging growth company,” as defined in Section 2(a)(19) of the Securities Act of 1933 (the “Securities Act”), as amended by the Jumpstart Our Business Startups Act (the “JOBS Act”). An issuer qualifies as an “emerging growth company” if it has total annual gross revenues of less than $1.0 billion during its most recently completed fiscal year, and will continue to be deemed an emerging growth company until the earliest of:

•	the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1.0 billion or more;

•	the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement;

•	the date on which the issuer has, during the previous three-year period, issued more than $1.0 billion in non-convertible debt; or

•	the date on which the issuer is deemed to be a “large accelerated filer,” as defined in Section 240.12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”).

As an emerging growth company, we are exempt from various reporting requirements. Specifically, we are exempt from the following provisions:

•	Section 404(b) of the Sarbanes-Oxley Act of 2002, which requires evaluations and reporting related to an issuer’s internal controls;

•	Section 14A(a) of the Exchange Act, which requires an issuer to seek shareholder approval of the compensation of its executives not less frequently than once every three (3) years; and

•

Section 14A(b) of the Exchange Act, which requires an issuer to seek shareholder approval of its so-called “golden parachute” compensation, or compensation upon termination of an employee’s employment.

Under the JOBS Act, emerging growth companies may delay adopting new or revised accounting standards that have different effective dates for public and private companies until such time as those standards apply to private companies. We have elected to use the extended transition period for complying with these new or revised accounting standards. Since we will not be required to comply with new or revised accounting standards on the relevant dates on which adoption of such standards is required for other public companies, our financial statements may not be comparable to the financial statements of companies that comply with public company effective dates. If we were to elect to comply with these public company effective dates, such election would be irrevocable pursuant to Section 107 of the JOBS Act.

FORWARD LOOKING STATEMENTS

There are “forward-looking statements” in this Current Report that are not historical facts. These forward-looking statements can be identified by the use of terminology such as “believe,” “hope,” “may,” “anticipate,” “should,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” and similar expressions. You should be aware that these forward-looking statements are subject to risks and uncertainties that are beyond our control. For a discussion of these risks, you should read this entire Current Report carefully, along with any Exhibits filed herewith.  Although management believes that the assumptions underlying the forward-looking statements included in this Current Report are reasonable, they do not guarantee our future performance, and actual results or expectations could differ from those contemplated by these forward-looking statements. The assumptions used for purposes of the forward-looking statements specified in the following information represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry and other circumstances. As a result, the identification and interpretation of data and other information and their use in developing and selecting assumptions from and among reasonable alternatives require the exercise of judgment. To the extent that the assumed events do not occur, the outcome may vary substantially from anticipated or projected results, and, accordingly, no opinion is expressed on the achievability of those forward-looking statements. In light of these risks and uncertainties, there can be no assurance that the results and events contemplated by the forward-looking statements contained in this Current Report will in fact transpire. You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of their dates. We do not undertake any obligation to update or revise any forward-looking statements.

NAME REFERENCES

In this Current Report, references to “Gulf & Orient,” the “Company,” “we,” “our,” “us,” and words of similar import refer to “Gulf & Orient Steamship Company, Ltd.,” which is a Colorado corporation.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Effective March 25, 2019, following the Special Meeting of the Stockholders of the Company, Mr. Michael Vardakis resigned as a director of the Company.  Mr. Vardakis did not have any disagreement with the Company or its management relating to the Company’s operations, policies or practices.

Vincent C. Lombardi, as the only remaining director of the Company, appointed Gregg W. Koechlein as a director on March 26, 2019 to fill the vacancy created through Mr. Vardakis’ resignation.

Mr. Koechlein has served as the Company’s Chief Operating Officer, Chief Financial Officer, Secretary, Treasurer and General Counsel since December 31, 2018.  He has served as a director since March 26, 2019.  He has served in those capacities for the Company’s wholly-owned subsidiary, High Sierra Technologies, Inc., since its inception in August 2018 and continues to do so. Mr. Koechlein has maintained an active law practice for the last five years focusing mainly on transactional work, state and federal court litigation and federal appellate work.  He has also provided consulting services to various clients in the medical, clinical laboratory and restaurant sectors.  Mr. Koechlein received his Juris Doctor degree from the Loyola Law School in Los Angeles, California in 1984. He brings to the Company over 33 years of legal experience and over 45 years of business experience. From 1987 to 1989 Mr. Koechlein was Vice President of Manufacturing and General Counsel of Super Shops, Inc. He served as its President, Chief Operating Officer and General Counsel from 1989 to 1997. As President, he was responsible for all operational and strategic aspects of a chain of 165 retail stores in 31 states, employing nearly 2000 people.  These operations included a mail order sister company startup that had first year annual revenues of $35 million. During his tenure, Super Shops, Inc. grew from 53 to 165 stores, one to four warehouses and the annual consolidated revenues grew from $80 million to approximately $250 million. During this same time period, the Mallory, Inc. subsidiary nearly tripled its annual revenues.

In the Company’s acquisition of High Sierra Technologies, Inc., a Nevada corporation (“High Sierra”) which was consummated on December 31, 2018, Mr. Koechlein exchanged his 3,250,000 shares of High Sierra common stock for an equal number of shares of the Company’s common stock on a 1 for 1 share basis, and Mr. Koechlein was appointed as the Company’s Chief Operating Officer, Chief Financial Officer, Secretary and Treasurer.  For additional information concerning this transaction, see the Company’s Current Report on Form 8-K dated December 31, 2018 and filed with the Securities and Exchange Commission on January 2, 2019.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 25, 2019, a Special Meeting of the Stockholders of the Company was held in Reno, Nevada pursuant to a Notice to Stockholders and a Proxy Statement.  A total of 18,955,500 shares of the Company’s common stock were represented in person or by proxy at the meeting.  The Company has a total of 20,189,642 shares of its common stock issued and outstanding, so approximately 93.9% of the outstanding shares were represented at the meeting.

The stockholders were asked to vote on the following seven proposals:

1.

 To approve an Amendment and Restatement to our Articles to change our name to High Sierra Technologies, Inc.;

2.

To approve an Amendment and Restatement to our Articles to change the Specific Purpose of the Company as described in the Proxy Statement;

3.

To approve an Amendment and Restatement to our Articles to add the Stockholder Consent Provision as described in the Proxy Statement;

4.

To approve an Amendment and Restatement to our Articles to change the Current Information Provision in the Proxy Statement;

5.

To approve an Amendment and Restatement to our Articles to delete old Article VII which described the name and address of the original incorporator;

6.

To approve an Amendment and Restatement to our Articles to delete information concerning the initial director of the Company and certain other information described in the Proxy Statement; and

7.

To transact any other business that may properly come before the meeting.

All 18,995,500 shares of the Company’s common stock represented in person or by proxy at the meeting voted unanimously in favor of each of the seven proposals, and each of the proposals was approved by the stockholders.  No votes were cast against or withheld on any matter.  For a more complete description of each matter voted upon, please refer to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on Schedule 14A on March 1, 2019.

Item 8.01 Other Events.

The Company has been negotiating with a third party to obtain a five year lease on a 200 acre parcel of undeveloped land located in McDermitt, Nevada.  The Company is proposing to grow industrial hemp on the property if the lease is finalized.  The Company has also been in discussions with a third party to manage the farming project, and it is anticipated that a consulting agreement will be entered into with the third party if, and when, the lease is signed.

If the farming project is commenced, the Company believes that it would be beneficial to build a processing plant in McDermitt, Nevada to process the industrial hemp.  However, the Company would first need to successfully raise substantial equity funds before undertaking such a construction project. The Company can offer no assurance that it will be able to successfully raise such funds.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF & ORIENT STEAMSHIP COMPANY, LTD.

Date:	March 27, 2019	By:	/s/ Vincent C. Lombardi_________
Vincent C. Lombardi
President and Director

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